Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement Dated February 25, 2021

to the currently effective Statutory Prospectuses (the “Prospectuses”), as may be supplemented from time to time, for Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund (the “Funds”)

This supplement provides updated information beyond that contained in the Prospectuses and should be read in conjunction with the Prospectuses.

Effective immediately, Thomas Youn no longer serves as the portfolio manager for either of the Funds. Accordingly, any and all references to Thomas Youn are hereby deleted.

Additionally, Michael S. Chong and Samir Sanghani are each added as a portfolio manager of each of the Funds.

Effective immediately, the sections of the Prospectuses entitled “Fund Summaries—Management of the Fund” for the Funds are deleted in their entirety and replaced as follows:

Guggenheim Partners Investment Management, LLC, also known as Guggenheim Investments, serves as the investment manager of the Fund. Guggenheim Investments utilizes a team-based approach that follows a disciplined investment process. The portfolio managers for the Fund are:

Name*	Experience with the Fund	Primary Title with Investment Manager
Michael S. Chong	Since February 2021	Director and Portfolio Manager
Samir Sanghani	Since February 2021	Managing Director and Portfolio Manager
* Each portfolio manager is primarily responsible for the day-to-day management of the Fund

Effective immediately, in the section of the Prospectuses entitled “Investment Manager—Portfolio Managers” the information regarding the individuals that serve as Portfolio Managers of Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund is deleted in its entirety and replaced as follows:

Guggenheim Market Neutral Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to-day management of the Fund.

Guggenheim Risk Managed Real Estate Fund—Michael S. Chong and Samir Sanghani are primarily responsible for the day-to-day management of the Fund.

Effective immediately, the section of the Prospectuses entitled “Investment Manager—Portfolio Managers” is amended by deleting in its entirety and replacing Samir Sanghani’s biography as follows and adding the below paragraph regarding Michael S. Chong:

Samir Sanghani, Managing Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Alpha Opportunity Fund since January 2015 and co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Sanghani joined Guggenheim in 2008. His responsibilities include portfolio management, research, and development of new strategies. As Head of the Quantitative Strategies Group in Santa Monica, Mr. Sanghani manages products covering long only equities, long-short equities, core fixed income, and multi-asset allocation. As Portfolio Manager for REIT products he covers real estate equity long only and long-short strategies. Prior to joining the firm, he was founder and portfolio manager of a value/opportunistic long-short equity hedge fund. Mr. Sanghani also served as VP of Operations and Chief Compliance Officer at a multi-manager hedge fund firm offering fundamental and quantitative equity long/short strategies. Prior to this, he was a Management Consultant for six years at PriceWaterhouseCoopers. Mr. Sanghani holds a B.S. degree in Electrical and Computer Engineering from Rice University and an MBA from M.I.T. Sloan School of Management. He has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Michael S. Chong, CFA, Director and Portfolio Manager of Guggenheim Investments, has co-managed Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund since February 2021. Mr. Chong joined Guggenheim in 2014, helping to launch the Guggenheim Risk Managed Real Estate Fund. He is currently responsible for REITs across the long-only, long-short, and risk managed strategies. Prior to joining Guggenheim, Mr. Chong was a Portfolio Manager at Deutsche Asset Management, covering real estate securities across the Americas. Previously, Mr. Chong was a Senior Equity Research Associate for Green Street Advisors covering the lodging REIT sector. Mr. Chong received his MBA from the Tuck School of Business at Dartmouth, AM in International Policy Studies from Stanford University, and BA in Politics from Pomona College. Mr. Chong has earned the right to use the Chartered Financial Analyst® designation and is a member of the CFA Institute.

Please Retain This Supplement for Future Reference

RMRE-SUP-0221x0122

Guggenheim Funds Trust
702 King Farm Blvd., Suite 200
Rockville, Maryland 20850

Supplement Dated February 25, 2021

to the currently effective Statement of Additional
Information (the “SAI”), as may be supplemented from time to time, for Guggenheim Market Neutral Real Estate Fund and Guggenheim Risk Managed Real Estate Fund (the “Funds”)

This supplement provides updated information beyond that contained in the SAI and should be read in conjunction with the SAI.

Effective immediately, Thomas Youn no longer serves as the portfolio manager for either of the Funds. Accordingly, any and all references to Thomas Youn are hereby deleted.

Additionally, Michael S. Chong and Samir Sanghani are each added as a portfolio manager of each of the Funds.

Effective immediately, the section entitled “Portfolio Managers—Other Accounts Managed by Portfolio Managers” of the SAI is amended by deleting in its entirety and replacing Samir Sanghani’s information as follows and adding the below sentence regarding Michael S. Chong:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in Millions)	Number	Total Assets (in millions)
Samir Sanghani	4	$80	-	$0	-	$0

As of December 31, 2020, Michael S. Chong did not manage any registered investment companies, vehicles or accounts.

Effective immediately, the following information is added to the section entitled “Portfolio Managers—Portfolio Manager Ownership of Fund Shares” of the SAI:

As of December 31, 2020, Michael S. Chong and Samir Sanghani did not beneficially own any shares of Guggenheim Market Neutral Real Estate Fund or Guggenheim Risk Managed Real Estate Fund.

Please Retain This Supplement for Future Reference

RMRE-SUP2-0221x0122